Western Goldfields®



Introducing

Western Goldfields, Inc.

Unlocking the Value of a Significant and Overlooked Reserve

Ticker: TSX:WGI
OTC BB:WGDF.OB

THE RIGHT COMBINATION: MANAGEMENT STRENGTH AND HIGH QUALITY RESOURCES

November 2006



Cautionary & Disclaimer Statements

All Monetary amounts are in U.S. dollars unless otherwise stated.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Safe Harbour under the United States Private Litigation Reform Act of 1995: Except for statements of historical fact relating to the Corporation, certain information contained herein constitutes "forward-looking statements" within the meaning of the United States Private Litigation Reform Act of 1995 and equivalent Canadian legislation. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other geological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs and expenses, uncertainties relating to the availability and costs of financing needed in the future and other factors, as well as those factors discussed in or referred to in the annual report of the Company on Form 10-KSB-A filed with the United States Securities and Exchange Commission. The Corporation undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements.

DISCLAIMER

The information contained herein relating to companies other than Western Goldfields, while obtained from sources which we believe are reliable, is not guaranteed as to its accuracy or completeness. The contents of this presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to purchase any securities referred to herein

CAUTIONARY NOTE TO U.S INVESTORS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES

This presentation uses the terms "Measured", "Indicated" and "Inferred" Resources. United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever by upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. United States investors are also cautioned not to assume that all or any part of an Inferred Mineral Resource exists, or is economically or legally mineable.

CASH COSTS

"Total cash cost" figures for gold production are calculated in accordance with a standard development by the Gold Institute, which was a worldwide association of suppliers of gold and gold products and included leading North American gold producers. The Gold Institute ceased operations in 2002, but the standard is voluntary and the cost measures presented may not be comparable to other similarly titled measures of other companies. Total cash costs include mine site operation costs such as mining, processing, administration, royalties and production taxes, but are exclusive of amortization, reclamation, capital and exploration costs. The measure, along with production, is considered to be a key indicator of a company's ability to generate operating earnings and cash flow from its mining operations. This data is furnished to provide additional information and is a non-GAAP measure. It should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not necessarily indicative of operating costs presented under GAAP.

Western Goldfields®



A Compelling Opportunity

- Mesquite Mine -- a large high-quality North American resource
- Management team with proven leadership and track record
- Low risk
  - Permitted mine and processing site
  - Straight-forward run-of-mine heap-leach
- Attractive economics
- Significant upside potential


SAN FRANCISCO
CALIFORNIA
LOS ANGELES
MESQUITE MINE
YUMA, AZ
MESQUITE MINE SITE
Yuma, AZ
Mexicali Mexico

Mesquite Mine — A Tremendous Opportunity ….



Western Goldfields® — A New Beginning ….

Mesquite Mine: History



History of Ownership

- 4.0 million ounces mined since 1985 at average total cash cost less than $200/ounce
- Mining operations suspended in 2001 due to low gold prices
- Newmont acquires expansion permits in 2002 – grandfathers mining rights
- Western Goldfields (WGI) acquires Mesquite Mine in 2003 from Newmont for 3.5 million WGI shares, warrants to purchase 6.1 million WGI shares and all mining rights, infrastructure and water rights
- Newmont retains between 0.5% - 2.0% Net Smelter Return Royalty on newly-mined ore
- Newmont requires WGI to fully bond reclamation with $7 million insurance policy
- ***Needed***: new vision, new leadership, new financing

Mesquite Mine Expansion - Scope of Feasibility Study

- Conventional truck & shovel mining
- Run-off mine heap leaching
- Heap leach expansion
- Modernization of existing facilities
- Locate expansion within Record of Decision footprint


①
②
③
④
⑤
⑥
LEGEND
Resource Outline
New Leachpad
1 New Leach Pad
2 Mine Facilities Infrastructure
3 Vista Resource
4 Rainbow Resource
5 Big Chief/Cholla Resource
6 North Big Chief Resource

Mesquite Mine: Feasibility Study Results

Reserves and Resources

- Proven and Probable Reserves of **2.36 million ounces**

  (130.9 million tons averaging 0.018 oz/ton gold)

- Measured and Indicated Resources of **1.25 million ounces**

  (74.4 million tons averaging 0.017 oz/ton gold)

Projected average annual mine production

- 13.6 million tons of ore per year
- 52.0 million tons mined per year
- Average annual production of **165,000 ounces of gold** for 9-1/2 years



Mesquite Mine: Initial Capital Cost Summary

	US $ Millions
Mining fleet	67.0
Leach pad	10.3
Plant and infrastructure	15.0
Owner's cost	2.3
Contingency	3.3
Total Capital Expenditures	**97.9**
Expensed pre-strip	18.7
Total Pre-Production Expenditures	**116.6**



Mesquite Mine: Cost of Goods Sold ($US)

Cash operating cost			**$**	**318**
California gold tax				5
Royalties				12
Cost of goods sold per ounce before Pre-production stripping expense				**335**
Pre-production stripping expense (principally 2007)				11
Total cost of goods sold per ounce				**346**
Total capital (LOM)	$	112.6		
Total ounces of gold recovered		1,666,255		
Capital cost per ounce recovered				68
Total costs per ounce			**$**	**414**



Mesquite: Attractive Economics

	Gold Price (US$/ounce)		
	500	**600**	**700**
Average LOM cash flow provided by operations (US$ millions)	22.6	35.5	47.6
After tax IRR estimate	13%	25%	35%

Future Plans – Unlocking Value



Potential for significant additional oxide and non-oxide resources

- 70,000 foot reverse circulation drill program commenced October 2006
- Increasing gold prices can bring more oxide resources into an expanded pit
- Historical drilling was not focused on non-oxide resources
- Newmont test work indicated good metallurgical recoveries by gravity concentration

Site Plan and Drilling Summary



Big Chief
Rainbow
Brownie Oxide Target
$450 Pit Limit
Vista
Non Oxide Targets
10000.0 N
5000.0 N
10000.0 E
15000.0 E
20000.0 E
N
Mesquite Project Drill Plan
1:20000
0 500 1000 1500 2000 2500 3000
Scale 1:20000
Date: 17/11/06

Oxide Targets


Gold Block Grade (oz/ton)
From To
0.006 0.01
0.01 0.025
0.025 0.10
Brownie Oxide Target
$450 Pit Design

Non-Oxide Targets


Gold Block Grade (oz/ton)
From To
0.01 0.025
0.025 0.10
$450 Pit Design
Non Oxide Targets

Future Plans: How Value Gets Unlocked


Mesquite
Sample 7
500 microns


Mesquite
1 mm

Vista non-oxide metallurgy

- Previous test work indicates Vista non-oxide responds well to gravity concentration
- Recoveries to concentrate exceeded 80 percent
- Test work done in 1998 by Newmont Metallurgical Services
- WGI intends to complete additional test work to confirm initial results
- Metallurgical samples to be obtained from drill program commencing in September 2006

Market Performance



- February 2006 – private placement of $6.0 million and new management assumed control

<u>February 2006 to present</u>

- Resource estimate completed – **3.61 million ounces gold resource**
- Feasibility Study completed – **2.36 million ounces gold reserve**
- Approximately $10.0 million received in 2006 upon exercise of common stock purchase warrants
- Listing on Toronto Stock Exchange
- Initiated 70,000 foot reverse circulation drilling program with goal of increasing resources
- Ordered mining fleet (62% of capital costs committed)

Future Milestones



- Initial drilling results expected in December 2006
- Financing expected to be complete in January 2007
- Initial mine fleet deliveries expected in May 2007
- Pre-strip expected to commence in June 2007
- Heap leach pad construction expected in June 2007
- First ore to pad expected in January 2008
- ***Full production expected April 2008***



Cash Costs for US Gold Producers

- Cash Cost analysis based on U.S. gold producing assets of Barrick, Goldcorp, Anglogold, Kinross and Newmont (producers with significant U.S. operations)

2005A CASH COST



Cash Cost
Production
Cash Cost (US$/oz)
Production (000's oz)
$230
$253
$264
$286
$312
$335
$371
AngloGold
Barrick
Kinross
Average
Goldcorp
Western Goldfields
Newmont

2006E CASH COST



Cash Cost
Production
Cash Cost (US$/oz)
Production (000's oz)
$253
$292
$313
$318
$331
$335
$370
AngloGold
Kinross
Average
Barrick
Goldcorp
Western Goldfields
Newmont

2007E CASH COST



Cash Cost
Production
Cash Cost (US$/oz)
Production (000's oz)
$283
$315
$334
$335
$352
$397
$429
AngloGold
Kinross
Goldcorp
Western Goldfields
Average
Newmont
Barrick

2008E CASH COST



Cash Cost
Production
Cash Cost (US$/oz)
Production (000's oz)
$231
$268
$314
$317
$336
$382
$388
Goldcorp
AngloGold
Kinross
Average
Western Goldfields
Newmont
Barrick

Source: Company Reports and Analyst Consensus
[1]Cash Costs for comparable peers include royalties. Cash Cost for Western Goldfields excludes pre-stripping expenses (US$346/oz with pre-stripping expenses).



Key Investor Data

Listing / symbol	TSX : WGI NASDAQ OTC BB : WGDF.OB
Shares outstanding November 21, 2006	
- Basic	75,604,632
- Options	14,086,250
- Warrants	21,010,990
- Fully diluted	110,701,872
Management and Directors	
- Basic	5,226,251 – 6.9%
- Fully diluted	15,884,584 – 14.3%
Market capitalization *(November 21, 2006 @ US$1.29/share)*	
- Basic	$ 98 million
- Fully diluted	$143 million
- Fully diluted enterprise value	$114 million



Valuation Comparables

COMPARABLE TRADING ANALYSIS

Company	Enterprise Value (US$ mm)	Market Cap [1] (US$ mm)	Price / 0% NAV (ratio)	Price / 3% NAV (ratio)	Price / 6% NAV (ratio)	P&P Reserves [2] (mm oz)	Total Resources [2,3] (mm oz)	EV / Reserve (US$/oz)	EV / Resource (US$/oz)
Producers									
Gammon Lake	$1,552	$1,526	0.7x	0.9x	1.2x	5.2	15.5	$300	$100
Alamos Gold	$836	$854	1.4x	1.6x	1.8x	1.9	3.6	$436	$231
Sino Gold	$692	$696	1.3x	1.5x	1.8x	2.4	3.8	$294	$184
Northgate	$540	$768	0.9x	0.9x	1.0x	5.5	10.0	$98	$54
Aurizon	$476	$453	1.2x	1.4x	1.7x	1.2	2.8	$393	$168
Jaguar Mining	$255	$312	1.1x	1.2x	1.3x	0.8	4.1	$332	$62
Richmont	$59	$67	0.5x	0.6x	0.6x	0.2	1.4	$243	$41
Average			**1.0x**	**1.2x**	**1.3x**	**2.5**	**5.9**	**$299**	**$120**
Exploration/Development									
Miramar Mining	$947	$1,212	0.9x	1.1x	1.4x	0.3	9.0	nmf	$105
Gabriel Resources	$827	$969	0.9x	1.2x	1.4x	8.7	15.1	$95	$55
Arizona Star	$506	$519	N/A	N/A	N/A	11.7	16.4	$43	$31
Metallica Resources	$317	$391	1.1x	1.2x	1.3x	2.1	6.2	$150	$51
Minefinders	$296	$416	0.6x	0.7x	0.9x	4.6	7.0	$64	$42
Cumberland Resources	$247	$294	0.7x	0.9x	1.1x	2.9	4.8	$85	$52
Average			**0.8x**	**1.0x**	**1.2x**	**5.1**	**9.7**	**$88**	**$56**
Western Goldfields	**$114**	**$143**				**2.3**	**3.8**	**$50**	**$30**

Source: BMO CM Equity Research, Company Reports and Bloomberg

Note: Net Asset Values calculated as at Sept 30, 2006 at $600/oz 2006, $688/oz 2007, $600/oz 2008, and $500/oz long-term

1. Fully diluted in-the-money market capilization
2. Gold equivalent reserves and resources calculated at $500/oz gold and $8.50/oz silver (base metal resources not included)
3. Resources are inclusive of reserves



Proven Leadership & Mining Track Record

Management

- Ray Threlkeld
  President and Chief Executive Officer
- Brian Penny
  Chief Financial Officer
- Paul Semple
  Vice-President of Projects
- Wes Hanson
  Vice-President of Mine Development
- Julie Taylor
  Director of Regulatory Affairs and
  Investor Relations

Board of Directors

- Randall Oliphant
  (Chairman)
- Vahan Kololian
- Martyn Konig
- Gerald Ruth
- Ray Threlkeld

Why Invest in Western Goldfields



- Quality of the Resource
- Quality of the Management
- Platform for Growth